Exhibit 99.1

MEMBERSHIP INTERESTS

PURCHASE AGREEMENT

THIS MEMBERSHIP INTERESTS PURCHASE AGREEMENT (the “Agreement”) is effective as of February 28, 2005 (the “Effective Date”), by and between GMH Military Housing, LLC, a Delaware limited liability company (the “Seller”), and Gary M. Holloway, Sr., in his individual capacity (the “Buyer”).  Certain other terms used herein are as defined below in Section 1 or elsewhere in this Agreement.

WHEREAS, Corporate Flight Services LLC, a Delaware limited liability company (“Corporate Flight LLC”), is the owner of a Dassault-Breguet Mystere Falcon 200 aircraft, Serial Number 513, with an FFAA Assigned Number N618GH (the “Corporate Aircraft”);

WHEREAS, pursuant to that certain Contribution Agreement, dated October 18, 2004, by and between the Buyer, GMH Communities, LP, Corporate Flight Services, Inc., GH 353 Associates, Inc., LVWD, Ltd., and GMH Capital Partners Asset Services, LP, the Buyer previously contributed to GMH Communities, LP, a Delaware limited partnership and the parent of the Seller, 99% of the membership interests in Corporate Flight LLC, and Corporate Flight Services, Inc. contributed the remaining 1% membership interest in Corporate Flight LLC, in connection with the consummation of the initial public offering of GMH Communities Trust, a Maryland real estate trust (the “Trust”);

WHEREAS, the Seller now desires to sell back to the Buyer its ownership of 99% of the outstanding membership interests in Corporate Flight LLC and the 1% membership interest previously held by the Corporate Flight Services, Inc.; and

WHEREAS, Buyer desires to purchase from the Seller 100% of the membership interests in Corporate Flight LLC (the “Offered Interests”) and the Seller desires to sell the Offered Interests to the Buyer in accordance with the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Definitions.

For convenience, certain terms used in more than one part of this Agreement are defined below (such terms as well as any other terms defined elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined).

“Contract” means any written or oral contract, agreement, lease, instrument or other commitment that is binding on any person or its property under applicable law.

“Court Order” means any judgment, decree, injunction, order or ruling of any federal, state, local or foreign court or governmental or regulatory body or authority that is binding on any person or its property under applicable law.

“Default” means (a) a breach, default or violation, (b) the occurrence of an event that with or without the passage of time or the giving of notice, or both, would constitute a breach, default or violation or (c) with respect to any Contract, the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination, renegotiation or acceleration.

“Encumbrances” means any lien, mortgage, security interest, pledge, restriction on transferability, defect of title or other claim, charge or encumbrance of any nature whatsoever on any property or property interest.

“Regulation” means any statute, law, ordinance, regulation, order or rule of any federal, state, local, foreign or other governmental agency or body or of any other type of regulatory body.

2.             Purchase and Sale of Offered interests.

At the Closing (as defined below), the Seller shall sell the Offered Interests to the Buyer, and the Buyer shall acquire the Offered Interests.  In connection with the Buyer’s acquisition of the Offered Interests from the Seller, the Buyer shall thereupon assume the entire indebtedness then outstanding on the Corporate Aircraft in complete satisfaction of and due consideration for the Offered Interests.

3.             Closing.

The closing of the purchase and sale of the Offered Interests (the “Closing”) shall be held on such date as shall be mutually agreed upon by the parties (the “Closing Date”) at the offices of the Seller, 10 Campus Boulevard, Newtown Square, PA 19073.

At the Closing, the Buyer shall deliver an executed copy of this Agreement, and the Seller shall deliver to the Buyer an executed copy of the Assignment and Assumption of Membership Interests Agreement in the form attached hereto as Exhibit “A” transferring such Offered interests to the Buyer.

4.             Representations and Warranties of the Seller.

The Seller hereby represents and warrants to the Buyer as follows:  (a) this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms; (b) neither the execution and delivery by the Seller of this Agreement, nor the performance of the transactions to be performed by the Seller hereunder, will require any filing, consent or approval by a third party or constitute a Default under (i) any Regulation or Court Order to which the Seller is subject, or (ii) any Contract or other document to which the Seller is a party or by which the properties or other assets of the Seller may be subject; (c) the Seller is the record and sole beneficial owner of the Offered interests, free and clear of all Encumbrances; (d) upon completion of the transactions at the Closing, the Buyer shall receive valid title to the Offered Interests, free and clear of all Encumbrances, other than those imposed by applicable securities laws, and (e) the Offered Interests are not subject to any pre-emptive rights or rights of first refusal, and neither the execution and delivery by the Seller violates any pre-emptive rights or rights of first refusal enforceable against, by statute or otherwise, the Offered Interests.

5.             Representations and Warranties of Buyer.

5.1           Enforceability.  Buyer represents and warrants to the Seller as follows: (a) this Agreement constitutes a legal, valid and binding obligation of Buyer, enforceable against the Buyer in accordance with its terms; and (b) neither the execution and delivery by the Buyer of this Agreement, nor the performance of the transactions to be performed by the Buyer hereunder, will require any filing, consent or approval by a third party or constitute a Default under (i) any Regulation or Court Order to which the Buyer is subject, or (ii) any Contract or other document to which the Buyer is a party or by which the properties or other assets of the Buyer may be subject.

5.2           Accredited Investor Status.  Buyer represents, warrants and covenants to the Seller as follows, and all such representations and warranties shall be true and correct at the date hereof and shall survive such purchase:

a.             Buyer is aware of the applicable limitations under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Offered Interests and that the Offered Interests have not been registered under the Securities Act, and that such securities cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

b.             Buyer acknowledges that there is no public market for the Offered Interests, that no market may ever develop for them, and that they have not been approved or disapproved by the Securities and Exchange Commission (the “Commission”) or any governmental agency.

c.             Buyer acknowledges he has been provided with adequate access to financial and other information concerning the Offered Interests, and that the Buyer has had the opportunity to ask questions of and receive answers from the Seller concerning the terms and conditions of the purchase of the Offered Interests and to obtain therefrom any additional information necessary to make an informed decision regarding the investment in the Offered Interests.

d.             Buyer has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the Offered Interests.

e.             Buyer acknowledges that the Seller is relying on the validity of the Buyer’s representations and agreements contained herein in selling the Offered Interests to the Buyer without registration under the Securities Act.

f.              Buyer has adequate net worth and means of providing for the Buyer’s current needs and personal contingencies to sustain a complete loss of the Buyer’s investment in the Offered Interests.

6.             Conditions Precedent to Closing.

a.             The performance by the Seller of each of its agreements and obligations under this Agreement, including without limitation the obligation to complete the Closing, is conditioned upon the satisfaction (or the Seller’s written waiver) on or prior to the Closing Date of all of the following conditions:

(i)            The representations and warranties of the Buyer herein contained shall be true and correct in all material respects on the Effective Date and on the Closing Date as though made on such date.

(ii)           The Buyer shall have performed, observed and complied with all agreements and obligations required by this Agreement to be performed, observed and complied with on its part hereunder.

(iii)          The Buyer shall have executed and delivered to the Seller an Assignment and Assumption of Membership Interests Agreement in the form attached hereto as Exhibit “A,” transferring the Offered Interests to the Buyer.

b.             The performance by the Buyer of each of his agreements and obligations under this Agreement, including without limitation the obligation to complete the Closing, is conditioned upon the satisfaction (or the Buyer’s written waiver) on or prior to the Closing Date of all of the following conditions:

(i)            The representations and warranties of the Seller herein contained shall be true and correct in all material respects on the Effective Date and on the Closing Date as though made on such date.

(ii)           The Seller shall have performed, observed and complied with all agreements and obligations required by this Agreement to be performed, observed and complied with on its part hereunder.

(iii)          The Seller shall have executed and delivered to the Buyer an Assignment and Assumption of Membership Interests Agreement in the form attached hereto as Exhibit “A,” transferring the Offered Interests to the Buyer.

7.             As-Is Sale.  BUYER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, INDIRECTLY THROUGH ITS PURCHASE OF THE OFFERED INTERESTS, (a) BUYER IS ACQUIRING THE CORPORATE AIRCRAFT “AS IS, WHERE IS,” WITH ALL FAULTS AND WITH ANY AND ALL LATENT AND PATENT DEFECTS, AND WITH ALL VIOLATIONS OF LAWS AND ORDINANCES, AND (b) EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE SELLER EXPRESSLY SET FORTH IN THIS AGREEMENT, BUYER IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, FROM SELLER AS TO ANY MATTER CONCERNING THE CORPORATE AIRCRAFT.

8.             Post Closing Covenants.  The Buyer agrees that it shall enter into a lease agreement with the Trust and/or any subsidiary of the Trust, including the Seller, as soon as practicable after the Closing Date, in substantially the form attached hereto as Exhibit B (the “Lease Agreement”).  In addition, to the extent that the Buyer sells the Corporate Aircraft within one year from the Closing Date, then the Buyer shall remit any profits from such sale to the Buyer.  Furthermore, to the extent that the Buyer shall purchase a new aircraft within one year from the Closing Date, the parties shall enter into a new lease agreement as promptly as practicable, with such new agreement having substantially similar terms and conditions as those contained in the Lease Agreement.

9.             Contents of Agreement

This Agreement sets forth the entire understanding of the parties hereto with respect to the transactions contemplated herein and supersedes all prior agreements or understandings among the parties regarding those matters.

10.           Amendment, Parties in Interest, Assignment, Etc.

This Agreement may be amended, modified or supplemented only by a written instrument duly executed by each of the parties hereto.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.  No party hereto shall assign this Agreement or any right, benefit or obligation hereunder, except that Buyer may assign his rights and obligations hereunder provided that the Buyer remains obligated to fulfill his obligations hereunder.

11.           Interpretation.

Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) ”or” has the inclusive meaning frequently identified with the phrase “and/or” and (c) ”including” has the inclusive meaning frequently identified with the phrase “but not limited to.”  The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect.  Section, subsection, schedule and exhibit references relate to this Agreement unless otherwise specified.  Each accounting term used herein that is not specifically defined herein shall have the meaning given to it under generally accepted accounting principles.

12.           Governing Law.

This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to its provisions concerning conflict of laws.

13.           Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument.  Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

[Signatures appear on following page(s)]

IN WITNESS WHEREOF, this Membership Interests Purchase Agreement has been executed by the parties hereto as of the day and year first written above.

GMH MILITARY HOUSING, LLC

By:	/s/ Joseph M. Macchione	By:	/s/ Gary M. Holloway, Sr.
Name: Joseph M. Macchione			Gary M. Holloway, Sr.
Title: Vice President

Exhibit A

Form of Assignment and Assumption of

Membership Interests Agreement

ASSIGNMENT AND ASSUMPTION OF

MEMBERSHIP INTERESTS AGREEMENT

This Assignment and Assumption of Membership Interests Agreement (this “Assignment”) is effective as of February 28, 2005, by and between GMH Military Housing, LLC, a Delaware limited liability company with offices at 10 Campus Boulevard, Newtown Square, PA 19073 (the “Assignor”), and Gary M. Holloway, Sr., in his individual capacity (the “Assignee”).

WHEREAS, pursuant to the Membership Interest Purchase Agreement, dated of even date herewith, by and between the Assignor and the Assignee (the “Membership Interest Purchase Agreement”), the Assignor has agreed to sell and transfer to the Assignee, and the Assignee has agreed to purchase from the Assignor, all of the Assignor’s right, title and interest in and to 100% of the membership interests in Corporate Flight Services, LLC, a Delaware limited liability company (the “Company”).

NOW, THEREFORE, in exchange for the good and valuable consideration as set forth in the Membership Interest Purchase Agreement, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Assignor, as of the date hereof, hereby grants, assigns, conveys, transfers, sets over to and vests in the Assignee all of the Assignor’s right, title and interest, legal and equitable, in and to its 100% membership interest in the Company (the “Membership Interests”).  The Assignee hereby accepts from the Assignor the Membership Interests and the Assignee hereby agrees to assume all of the Assignor’s respective rights, duties and obligations as they relate to the Membership Interests from and after the date hereof.

This Assignment shall be governed by the laws of the State of Delaware and no modification, waiver or amendment shall be binding without the prior written consent of the Assignor and the Assignee.  This Assignment may be executed in one or more counterparts (and any counterpart may be executed by facsimile), each of which shall be deemed to be an original copy of this Assignment and all of which, when taken together, shall be deemed to constitute but one and the same Assignment.

[Signatures appear on the following page(s)]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the date first written above.

ASSIGNEE:

Gary M. Holloway, Sr., in his individual capacity

ASSIGNOR:

GMH Military Housing, LLC, a Delaware limited liability company

By:
Joseph M. Macchione, Vice President

Exhibit B

Form of Lease Agreement

Aircraft Lease Agreement

This Aircraft Lease Agreement (the “Lease”) is effective as of                 , 2005, by and between Corporate Flight Services, LLC, a Delaware limited liability company (“CFS”), and                            (the “Lessee”), each of which, intending to be legally bound hereby and to bind each of their successors and assigns, agree as follows.

1.             Lease.  CFS hereby leases to the Lessee that certain Dassault-Breguet Mystere Falcon 200 aircraft, Manufacturer’s Serial No. 513, registration no. N618GH (the “Aircraft”).

2.             Term.  (a) The term of this Lease shall be each Flight Period that occurs during the time that CFS owns the Aircraft.  This Lease shall automatically terminate on the date that CFS transfers title to the Aircraft.

(b) “Flight Period” means each hour and fraction thereof that the Aircraft is made available for the Lessee’s use following the Lessee’s request to CFS.  Nothing herein shall require that the Lessee request to use, or use, the Aircraft for any minimum period of time during the term of the Lease.

3.             Rent.  (a)  The Lessee shall pay CFS rent fort the Lessee’s use of the Aircraft (“Rent”) in an amount equal to: (i) $              (“Aircraft Hourly Fixed Rent Rate”) per hour and fraction thereof occurring during each Flight Period, plus (ii) all sales, use and other taxes attributable to each Flight Period, plus (iii) all of the following incurred with respect to a Flight Period: (A) flight crew expenses, (B) cost of fuel, oil and additives, (C) landing fees and other airport charges, and (D) catering and other passenger service items.

(b) CFS may, from time to time, change the Aircraft Hourly Fixed Rent Rate by written notice provided to the Lessee at least 60 days prior to the proposed effective date of the change to such Rent.

(c)  Rent for each Flight Period shall be payable by the Lessee to CFS in cash or before the 10th business day following the Lessee’s receipt of CFS’ Rent statement for such Flight Period.

4.             Aircraft Condition.  CFS represents and warrants to the Lessee that, as of the date of the Lease: (a) the Aircraft has been inspected and maintained in accordance with all pertinent requirements of the Federal Aviation Regulations (“FAR”), (b) all applicable airworthiness directives and manufacturer’s service bulletins have been complied with, and (c) the Aircraft is in airworthy condition.

5.             Custody of Aircraft.  During each Flight Period, subject to the terms and conditions hereof, the Lessee shall have custody of the Aircraft and may determine the destinations of the Aircraft and flight departure times.

6.             Control of Aircraft.  During all Flight Periods, CFS shall have command and operational control over the Aircraft, all flight crews, and all servicing and loading of the Aircraft.  For the purpose of this Lease, operational control includes, without limitation, exclusive control over: (a) all flight crews; (b) determinations whether any particular flight may be safely commenced or operated; (c) assignment of flight crew to particular flights; (d) initiation and termination of all flights; (e) directions to flight crews to conduct flights; and (f) dispatch or release of flights.

7.             Flight Crew Qualifications.  CFS shall use a fully-qualified flight crew, consisting of at least a pilot in command and second in command, for all flights of the Aircraft during a Flight Period.  Each such flight crew member shall (a) be appropriately licensed and rated by the Federal Aviation Administration (“FAA”) to operate the Aircraft, (b) be current and qualified to operate an aircraft pursuant to requisite provisions of the FAR, and (c) have at least the minimum qualifications and total pilot hours required by the applicable insurance policies carried by CFS for the Aircraft.

8.             Use Consistent with Insurance.  The Lessee agrees to use the Aircraft only for flights that are consistent with the applicable insurance coverage for the Aircraft.

9.             Passengers, Baggage and Cargo.  There may be carried on the Aircraft on all flights, under this Lease, passengers, baggage and cargo as the Lessee in its reasonable discretion shall determine; provided, however, that the number of passengers shall in no event exceed the number of seats legally available in the Aircraft and the total load, including fuel and oil in such quantities as the pilot in command shall determine to be required, shall not exceed the legally permissible maximum load for the Aircraft.

10.           Maintenance.  CFS shall provide proper maintenance of the Aircraft by performing, or causing to be performed, all required inspections, repairs, modifications, maintenance, preventive maintenance, fueling, internal cleaning, external cleaning, hangaring and overhaul work completed as CFS deems necessary and as required by the FAR, pertinent FAA directives or other guidance, and by the applicable manufacturers’ maintenance and inspection program.  CFS shall maintain all logbooks and records pertaining to the Aircraft during the term of the Lease in accordance with the applicable FAR.  The parties agree that no period of required maintenance, preventive maintenance, inspection or overhaul shall be delayed or postponed because of the Lessee’s scheduling of the Aircraft for Flight Periods.

11.           Fines, Penalties and Forfeitures.  The Lessee shall be solely responsible for any fines, penalties or forfeitures (except for those fines, penalties or forfeitures levied directly against the flight crew) relating to operation of the Aircraft under the Lease due to a violation by the Lessee, its employees, agents or contractors of any federal, state, municipal, or other law or regulation relating to aircraft safety or aircraft noise.

12.           Destruction of Aircraft.  In the event that the Aircraft is destroyed, lost or damaged beyond repair, whether due to casualty, mechanical failure, or otherwise, this Lease shall automatically terminate as of the date of such destruction, loss or damage, and neither party shall have any further obligations hereunder; provided, however, that such termination shall in no way effect, impair or limit (a) any liability or obligation of one party to the other which had occurred prior to such destruction, loss or damage, or (b) any liability of the Lessee to CFS and/or CFS to the Lessee as a result of negligence or willful misconduct resulting in such destruction, loss or damage.

13.           Damage to Aircraft.  In the event the Aircraft is partially destroyed or damaged, CFS shall have the option, in its sole discretion, to either (a) repair the Aircraft in order that it shall be placed in as least as good condition as it was prior to such partial destruction or damage, or (b) terminate the Lease.  Within fifteen (15) days after the date of such partial destruction or damage, CFS shall give written notice to the Lessee specifying whether CFS has elected to fully repair the Aircraft or to terminate the Lease, which termination shall be effective immediately upon such written notice from CFS to the Lessee setting forth CFS’ election to so terminate the Lease.

14.           Representations and Warranties.  CFS and the Lessee each represents and warrants to the other that: (a) it is duly qualified and in good standing in its state of formation; (b) the Lease is duly executed and is in conformance with its respective charter documents; (c) the officer executing the Lease on its behalf has the requisite power and authority to execute the same; (d) the Lease is duly authorized by all necessary limited liability company, or such other requisite, action; (e) the Lease is a valid and binding obligation and is enforceable against the party in accordance with its terms; and (f) it is qualified to do business in each jurisdiction in which such qualification is necessary.

15.           Claims Against the Aircraft.  The Lessee agrees that, throughout the term of the Lease, it shall not cause or permit, through any of its own acts or failures to act, any liens, claims or encumbrances to attach to the Aircraft.

16.           Carriage of Contraband.  The Lessee agrees that, throughout the term of the Lease, it shall not cause or permit the carriage of contraband, prohibited hazardous material or illegal controlled substances aboard the Aircraft during any Flight Period.

17.           Termination for Cause.  If the Lessee shall fail to timely, fully and diligently comply with any term or provision of the Lease, CFS shall have the right, at its option, to terminate the Lease, which termination shall be effective immediately upon written notice from CFS to the Lessee setting forth CFS’ election to so terminate the Lease.

18.           Assignment.  The Lease is not and shall not be assigned by either party without the prior written consent of the other party.  The Lease shall inure to the benefit of and be binding upon the parties hereto and, subject to the restriction contained in the preceding sentence, their respective successors, assigns, heirs, distributees and executors.

19.           Further Assurances.  The parties agree to and shall, from time to time, do and perform such other and further acts, and execute and deliver any and all such other and further instruments as may be required by law or reasonably requested by the other party to establish, maintain and protect the respective rights and remedies of the other as provided in the Lease and to carry out the intent and purpose of the Lease.

20.           Governing Law.  The Lease shall be interpreted in accordance with, and performance shall be governed by, the internal laws of the State of Delaware, regardless of the conflicts of laws principles thereof.

21.           Entire Lease.  This Lease supersedes any and all other leases, whether oral or in writing expressed or implied, between the parties hereto with respect to the Aircraft and contains all of the covenants and Leases between the parties with respect to the subject matter hereof.  Each party to the Lease acknowledges that no representation, inducement, promises or Leases of any nature have been made by any party or any person acting on behalf of any party which are not embodied herein and that no Lease, statement or promise concerning the subject matter of the Lease which is not contained in the Lease shall be valid or binding.

22.           Amendment of Lease.  The Lease cannot be and shall not be modified, altered or amended expect as specifically provided herein or by a written amendment to the Lease executed by both parties.

23.           Severability.  The provisions of the Lease shall be deemed independent and severable and the invalidity, partial invalidity or unenforceability of any one provision or portion of the Lease shall not affect the validity or enforceability of any other provision of the Lease.  Any provision of the Lease which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability, and any prohibition of unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

24.           Headings.  The headings of the paragraph contained in the Lease are inserted for convenience only and shall not constitute a part of the Lease.

25.           Counterparts.  The Lease may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument.  Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

[Signatures appear on following page(s)]

IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Lease Agreement to be duly executed as of the date first written above.

CORPORATE FLIGHT SERVICES, LLC, by its sole member

By:
Gary M. Holloway, Sr.

[insert Lessee]

By:

Name:

Title: